UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 15, 2015

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2015, Matador Resources Company (“Matador”) and its wholly-owned subsidiary MRC Delaware Resources, LLC (“MRC Delaware”) consummated the previously disclosed transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 19, 2015 (as amended, the “Merger Agreement”), among Matador, MRC Delaware, HEYCO Energy Group, Inc. (the “Seller”) and its wholly-owned subsidiary, Harvey E. Yates Company (the “Target”). Pursuant to the terms of the Merger Agreement, the Target merged with and into MRC Delaware (the “Merger”), with MRC Delaware continuing as a wholly-owned subsidiary of Matador and holding all of the assets of the Target.

On April 15, 2015, Matador, MRC Delaware and Seller entered into an amendment to the Merger Agreement (the “Merger Agreement Amendment”) pursuant to which the appointment of Mr. George M. Yates as a member of Matador’s Board of Directors was delayed. The Merger Agreement previously provided that Mr. Yates would be appointed to Matador’s Board of Directors as a Class I director upon the earlier of (i) consummation of certain joint ventures with two entities that are affiliated with Mr. Yates to develop certain properties owned by such entities located in Lea and Eddy Counties, New Mexico (the “Joint Ventures”) and (ii) April 15, 2015. On April 15, 2015, Matador’s Board of Directors deferred Mr. Yates’ appointment as a Class I director until the earlier of consummation of the Joint Ventures and April 28, 2015.

The description of the Merger Agreement Amendment set forth above is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 of this Current Report regarding the appointment of Mr. George M. Yates to Matador’s Board of Directors is incorporated herein by reference. Information regarding Mr. Yates’ background was previously provided in a Current Report on Form 8-K filed with the SEC on January 20, 2015 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 15, 2015, Matador issued a press release announcing the commencement of an underwritten public offering of 7,000,000 shares of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Amendment No. 5 to Agreement and Plan of Merger, dated as of April 15, 2015, by and among HEYCO Energy Group, Inc., Matador Resources Company and MRC Delaware Resources, LLC.

99.1	Press Release, dated April 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: April 15, 2015	By:	/s/ Craig N. Adams

	Name:	Craig N. Adams

	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Amendment No. 5 to Agreement and Plan of Merger, dated as of April 15, 2015, by and among HEYCO Energy Group, Inc., Matador Resources Company and MRC Delaware Resources, LLC.

99.1	Press Release, dated April 15, 2015.